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                                                                   EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We consent to the incorporation by reference in this Registration Statement of Black Hawk Gaming & Development Company, Inc. on Form S-8 of our report dated March 2, 1998 appearing in the Annual Report on Form 10-K of Black Hawk Gaming & Development Company, Inc. for the year ended December 31, 1997.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Denver, Colorado
December 16, 1998